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                                                                    Exhibit 99.1

                   STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE
               OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING
                             TO EXCHANGE ACT FILINGS

I, Carl E. Vogel, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Charter Communications, Inc., and, except as corrected or supplemented in a subsequent covered report:

         - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         - The Annual Report on Form 10-K filed with the Commission on March 29, 2002 of Charter Communications, Inc.;

         - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Charter Communications, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         -        any amendments to any of the foregoing.


/s/ Carl E. Vogel                         Subscribed and sworn to
-----------------                         before me this 14th day of
Carl E. Vogel                             August, 2002.
August 14, 2002


                                          /s/ Janeen G. Domagalski
                                          ------------------------
                                          Notary Public

                                          My Commission Expires:  April 12, 2005